                                  EXHIBIT 24.1
                                POWER OF ATTORNEY



         WHEREAS, the undersigned officers and directors of Bionx Implants, Inc. desire to authorize Gerard Carlozzi and Drew Karazin to act as their attorneys-in-fact and agents, for the purpose of executing and filing a registration statement on Form S-3, including all amendments thereto,

         NOW, THEREFORE,

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gerard Carlozzi and Drew Karazin, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign a Registration Statement on Form S-3 registering Rights to purchase common stock and shares of common stock of Bionx Implants, Inc. issuable in connection with a $4,000,000 rights offering by Bionx Implants, Inc., including any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities on this 8th day of December, 1999.

     SIGNATURES                                    TITLE

/s/ Gerard Carlozzi                     President, Chief Executive Officer and
--------------------------              Director
Gerard Carlozzi

/s/ David J. Bershad                    Director
--------------------------
David J. Bershad

/s/ Anthony J. Dimun                    Director
--------------------------
Anthony J. Dimun

                                        Director
--------------------------
David H. MacCallum

/s/ Pertti Tormala                      Director
--------------------------
Pertti Tormala

/s/ Terry D. Wall                       Director
--------------------------
Terry D. Wall

/s/ Drew Karazin                        Vice President-Finance and Chief
--------------------------              Financial Officer
Drew Karazin